UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices) (Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 below, on May 18, 2023 at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Southwestern Energy Company (the “Company”), the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to: (i) lower the ownership threshold for shareholders to call a special meeting from 25% to 20% and (ii) reflect new Delaware law provisions regarding exculpation of certain of the Company’s officers from liability in specific circumstances. The Certificate of Amendment became effective on May 18, 2023, upon filing with the Secretary of State of the State of Delaware.
The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the shareholders elected each of the following individuals to serve on the Board of Directors of the Company for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows.

JOHN D. GASS	For:	781,767,855
	Against:	9,534,805
	Abstain:	581,652
	Broker Non-Votes:	186,943,419

S. P. “CHIP” JOHNSON IV	For:	772,986,693
	Against:	18,300,603
	Abstain:	597,016
	Broker Non-Votes:	186,943,419

CATHERINE A. KEHR	For:	741,098,225
	Against:	50,182,027
	Abstain:	604,060
	Broker Non-Votes:	186,943,419

GREG D. KERLEY	For:	761,855,108
	Against:	29,423,526
	Abstain:	605,678
	Broker Non-Votes:	186,943,419

JON A. MARSHALL	For:	784,654,662
	Against:	6,643,221
	Abstain:	586,429
	Broker Non-Votes:	186,943,419

PATRICK M. PREVOST	For:	772,433,209
	Against:	18,840,802
	Abstain:	610,301
	Broker Non-Votes:	186,943,419

ANNE TAYLOR	For:	783,365,240
	Against:	7,912,900
	Abstain:	606,172
	Broker Non-Votes:	186,943,419

DENIS J. WALSH III	For:	783,423,861
	Against:	7,817,638
	Abstain:	642,813
	Broker Non-Votes:	186,943,419

WILLIAM J. WAY	For:	784,541,738
	Against:	6,592,567
	Abstain:	750,007
	Broker Non-Votes:	186,943,419
In addition, the following five proposals as described in more detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on April 5, 2023 (“2023 Proxy Statement”) were properly presented at the Annual Meeting:

With respect to the advisory vote regarding the compensation of the Company’s named executive officers disclosed in the 2023 Proxy Statement, which vote is referred to as the “say-on-pay vote,” the shareholders have approved the compensation of the Company’s named executive officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	752,008,494
Against:	37,481,971
Abstain:	2,393,847
Broker Non-Votes:	186,943,419
With respect to the proposal set forth in the 2023 Proxy Statement to determine the frequency that a “say-on-pay vote” will occur, the shareholders indicated their choice among the frequency options, with the votes, rounded to the nearest whole share, cast as follows:

Every one year:	774,066,495
Every two years:	691,880
Every three years:	14,826,763
Abstain:	2,299,174

In light of the voting results on this proposal, the Board of Directors of the Company has determined that the Company will include a say-on-pay vote in the Company’s proxy materials each year until the Company conducts the next advisory vote on the frequency of future say-on-pay votes required by applicable law.
The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2023 was approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	959,692,011
Against:	18,441,232
Abstain:	694,488

The proposal as set forth in the 2023 Proxy Statement to amend the Company’s certificate of incorporation to lower the ownership threshold for shareholders to call a special meeting was approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	788,495,588
Against:	2,414,468
Abstain:	974,256
Broker Non-Votes:	186,943,419
The proposal as set forth in the 2023 Proxy Statement to amend the Company’s certificate of incorporation to provide for exculpation of officers was approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	665,857,604
Against:	122,956,303
Abstain:	3,070,405
Broker Non-Votes:	186,943,419
The shareholder proposal as set forth in the 2023 Proxy Statement regarding shareholder ratification of excessive pay was not properly presented for a vote because the proponent failed to present the proposal personally or through a qualified representative at the Annual Meeting. If the shareholder proposal had been properly presented, the proposal would not have been approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	33,784,166
Against:	757,088,498
Abstain:	1,011,648
Broker Non-Votes:	186,943,419

SECTION 8 - Other Events
Item 8.01 Other Events.
At a regular meeting of the Board of Directors of the Company held immediately following the Annual Meeting, the Board of Directors of the Company re-appointed Catherine A. Kehr as the independent Chairman of the Board.
SECTION 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

3.1	Certificate of Amendment No. 2 of the Amended and Restated Certificate of Incorporation of Southwestern Energy Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: May 22, 2023	By:	/s/ CHRIS LACY
		Name:	Chris Lacy
		Title:	Vice President, General Counsel and Secretary